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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2007
                                                          --------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        United States                 0-50801                 84-1655232
        -------------                 -------                 ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)


803 Main Street, Willimantic, Connecticut                   06226
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(Address of principal executive offices)                    (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

      (a)- (c) Not applicable.

      (d) On March 21, 2007, the Board of Directors of SI Financial Group, Inc. (the "Company") elected Michael R. Garvey to the Company's Board of Directors, as well as to the Boards of Directors of SI Bancorp, MHC and Savings Institute Bank & Trust Company (the "Bank"). Mr. Garvey has been appointed to the Nominating and Governance Committee of the Company and the Loan Committee of the Bank. Mr. Garvey will receive the customary retainers, fees and benefits for his service on the Boards of Directors and the committees thereof. Mr. Garvey will also be eligible to participate in the Bank's Director Retirement Plan and in the Company's 2005 Equity Incentive Plan. A copy of the press release announcing Mr. Garvey's election to the Boards of Directors is attached as
Exhibit 99.1 and incorporated herein by reference.

      (e)  Not applicable.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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           YEAR.
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           On March 21, 2007, the Board of Directors of the Company amended
Article III, Section 2 of the Company's Bylaws to increase the number of directors from eight to nine. The text of the revised bylaw is filed as Exhibit
3.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

      (d)  Exhibits

           Number       Description
           ------       -----------

           3.1          Article III, Section 2 of the Bylaws of SI Financial
                        Group, Inc.

           99.1         Press Release dated March 22, 2007




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SI FINANCIAL GROUP, INC.


Date: March 22, 2007            By: /s/ Rheo A. Brouillard
                                    --------------------------------------------
                                    Rheo A. Brouillard
                                    President and Chief Executive Officer